UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2026

CO-DIAGNOSTICS, INC.

(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 7, 2026, Co-Diagnostics, Inc. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Staff had determined to delist the Company’s common stock from The Nasdaq Capital Market due to the Company’s continued non-compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”). The Company plans to timely request a hearing before the Nasdaq Hearings Panel to address the bid price deficiency; however, the Company’s securities will be suspended from trading on The Nasdaq Capital Market effective at the open of trading on January 14, 2026, in accordance with Nasdaq Listing Rule 5815(a)(1)(B)(ii)(d), notwithstanding the hearing request. It is expected that the Company’s securities will trade on the Pink Limited Information tier of the OTC Market under its current trading symbol: “CODX.”

Importantly, the bid price for the Company’s common stock has closed at or above $1.00 per share since January 2, 2026, following its 1 for 30 reverse stock split, which was effective on January 2, 2026. In the event the Company evidences a closing bid price of at least $1.00 per share for the minimum 10-consecutive business day period ending January 15, 2026, the Company will seek a compliance determination from the Staff and cancelation of the hearing. There can be no assurance, however, that the Company will regain compliance or that any such determination would affect the timing or implementation of the trading suspension described in the Notice.

By way of background, and as previously disclosed, on January 10, 2025, the Company was notified by Nasdaq that it did not satisfy the Rule because the bid price of the Company’s common stock had closed below $1.00 per share for 30 consecutive business days. The Company was provided with an initial 180-calendar-day compliance period, which expired on July 9, 2025, and was granted a second 180-calendar-day compliance period, which expired on January 5, 2026. Because the Company’s shares of common stock did not trade above $1.00 per share for 10 consecutive trading shares prior to January 5, 2026, the Company did not evidence compliance with the Rule, which in turn resulted in the Staff’s issuance of the Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: January 13, 2026	By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)